Provisions	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Provisions
22.	Provisions

	Rehabilitation provision	Provisions for legal claims	Provisions on taxes other than income tax, fines and penalties	Other provisions	Total
At December 31, 2017	3,992	2,290	576	315	7,173
Arising	—	1,516	199	905	2,620
Utilised	(77)	(273)	—	(256)	(606)
Revision in estimated cash flow and discount rate change	(309)	—	—	—	(309)
Unused amounts reversed	—	(646)	(188)	(20)	(854)
Unwinding of discount	302	—	—	—	302
Exchange differences	—	215	(4)	4	215

At December 31, 2018	3,908	3,102	583	948	8,541

Current	189	3,102	583	948	4,822
Non-current	3,719	—	—	—	3,719
Arising	—	1,346	980	—	2,326
Utilised	(30)	(264)	—	(722)	(1,016)
Revision in estimated cash flow and discount rate change	1,180	—	—	—	1,180
Unused amounts reversed	—	(1,200)	(9)	(197)	(1,406)
Unwinding of discount	345	—	—	—	345
Exchange differences	—	(150)	(19)	(5)	(174)

At December 31, 2019	5,403	2, 834	1,535	24	9,796

Current	165	2, 834	1,535	24	4,558
Non-current	5,238	—	—	—	5,238
Arising	—	3,037	665	252	3,954
Utilised	(18)	(567)	(27)	(20)	(632)
Revision in estimated cash flow and discount rate change	233	—	—	—	233
Unused amounts reversed	—	(572)	(1,249)	—	(1,821)
Unwinding of discount	311	—	—	—	311
Discontinued operations	(940)	(61)	—	—	(1,001)
Exchange differences	—	246	32	1	279

At December 31, 2020	4,989	4,917	956	257	11,119

Current	187	4,917	956	257	6,317
Non-current	4,802	—	—	—	4,802
Rehabilitation provision
The Group has numerous site rehabilitation obligations that it is required to perform under law or contract once an asset is permanently taken out of service. The main part of these obligations is not expected to be paid in a foreseeable future, and will be funded from the general Group’s resources when respective works will be performed. The Group’s rehabilitation provisions primarily relate to its steel and mining production facilities with related landfills and dump areas and its mines. Rehabilitation activities are generally undertaken at the end of the production life at the individual sites. Remaining production lives range from 1 year to 118 years with an average for all sites, weighted by current closure provision of approximately 14 years. The discount rate used in the calculation of the provision as of December 31, 2020 equaled 6.57% (2019: 6.52%). A 0.5% decrease in the discount rates applied of December 31, 2020 would result in an increase to the closure and rehabilitation provision and increase in property, plant and equipment of RUB 371 million. Estimates can also be impacted by the emergence of new rehabilitation techniques, changes in regulatory requirements for rehabilitation, and experience at other operations. These uncertainties may result in future actual expenditure differing from the amounts currently provided for in the balance sheet.
Provisions for legal claims
In 2020, a provision for the disputes over purchases was recognised in the amount of RUB 1,741 million due to negative court judgment. In March 2021, the Group lost a legal case related to these litigations. The court decisions has not yet come into force. The Group plans to file an appeal of the court decision.
Legal claim contingency
As of December 31, 2020, management assesses the outcome of several court proceedings and claims where the Group’s companies act as defendants in the aggregate amount of RUB 1,146 million as possible based on the management’s analysis and discussions with the legal advisers.
As of December 31, 2020, the Group as a defendant is involved in the court proceeding regarding the third party metallurgical plant’s bankruptcy case. It is not practicable to estimate the potential effect of this claim and the timing of the payment, if any. The Group has been advised by its legal counsel that it is only possible, but not probable, that the action will succeed for the Group.
Provisions on taxes other than income tax
Management believes that the Group has paid or accrued all applicable taxes. The Group recorded RUB 956 million and RUB 1,535 million of other tax claims including fines and penalties that management believes are probable as of December 31, 2020 and 2019, respectively. The Group does not believe that any other material tax matters exist relating to the Group, including current pending or future governmental claims and demands, which would require adjustment to the accompanying consolidated financial statements in order for those statements not to be materially misstated or misleading as of December 31, 2020.
Possible tax liabilities on other tax claims including fines and penalties, which were identified by management as those that can be subject to different interpretations of the tax law and regulations, are not accrued in the consolidated financial statements. The amount of such liabilities was RUB 468 million and RUB 1,904 million as of December 31, 2020 and 2019, respectively.
Environmental
Possible liabilities, which were identified by management as those that can be subject to potential claims from environmental authorities, are not accrued in the consolidated financial statements. The amount of such liabilities was not significant.